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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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First Community Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FIRST COMMUNITY CORPORATION
5455 Sunset Boulevard
Lexington, South Carolina 29072
April 12, 2013

Dear Fellow Shareholder:

        You may have recently received a copy of the proxy statement relating to our 2013 Annual Meeting of Shareholders. After the mailing of the proxy statement , we discovered that beneficial ownership information with respect to a certain entity unaffiliated with First Community Corporation that had filed a Schedule 13G with the Securities and Exchange Commission was inadvertently excluded from the "Security Ownership of Certain Beneficial Owners and Management" table on page 22 of the proxy statement.

        Accordingly, we have prepared the enclosed amendment to our proxy statement solely for the purpose of disclosing the beneficial ownership publicly reported in the Schedule 13G filed with the SEC prior to mailing the proxy statement. There are no other changes to the proxy statement.

        If you have already delivered a proxy card with respect to the Annual Meeting, you do not need to take any further action at this time unless you wish to revoke your proxy or change your vote on any of the proposals. The enclosed amendment, along with the original proxy statement, the proxy card, the Notice of Annual Meeting of Shareholders, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are also available to you at http://www.cfpproxy.com/5474.

        Please accept our apology for any confusion caused by the exclusion from the proxy statement of the beneficial ownership publicly reported in the Schedule 13G filed with the Securities and Exchange Commission.

        We look forward to seeing you at the meeting.

By order of the Board of Directors,

Mitchell M. Willoughby Chairman of the Board	Michael C. Crapps President and Chief Executive Officer

5455 Sunset Boulevard, Lexington, South Carolina 29072
Telephone: (803) 951-2265 / Fax: (803) 358-6900

 Security Ownership of Certain
Beneficial Owners and Management

        The following table sets forth information known to the Company with respect to beneficial ownership of the Company's common stock as of March 31, 2013 for (i) each director and nominee, (ii) each holder of 5.0% or greater of the Company's common stock, (iii) the Company's named executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the mailing address for each beneficial owner is care of First Community Corporation, 5455 Sunset Boulevard, Lexington, South Carolina, 29072.

Name	Number of Shares Owned(1)	Right to Acquire(2)	% of Beneficial Ownership(3)
Richard K. Bogan	4,973		.24%
Thomas C. Brown	22,998	7,740.43%
Chimin J. Chao	36,112		.68%
Michael C. Crapps	96,151	6,290	1.93%
Anita B. Easter	23,528		.44%
O.A. Ethridge	23,184	4,730.53%
George H. Fann, Jr.	68,115	24,080	1.73%
W. James Kitchens, Jr.	6,634	34,400.77%
J. Thomas Johnson	30,335	4,300.65%
David K. Proctor	28,279	5,430.64%
Joseph G. Sawyer	27,411	6,720.64%
Alexander Snipe, Jr.	4,515		.09%
Roderick M. Todd, Jr.	7,983		.15%
Loretta R. Whitehead	17,623		.33%
Mitchell M. Willoughby	24,436	4,300.54%
Sandler O'Neill Asset Management, LLC, et al(4)	450,600		8.52%
Manulife Asset Management (US) LLC, et al(5)	365,000		6.90%
Banc Funds Company, LLC, et al(6)	306,747		5.80%
All executive officers and directors as a group (15 persons)	422,277	97,990	9.66%

(1)
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the company's knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2)
Includes shares that may be acquired within the next 60 days as of March 31, 2013 by exercising vested stock options but does not include any unvested stock options. On December 16, 2012, the company sold 2,500 units, with each unit consisting of an 8.75% subordinated note due in 2019, $1,000 principal amount, and a warrant to purchase 43 shares of common stock of the company at an exercise price equal to $5.90 per share, to certain accredited investors, including directors and executive officers of the company, for an aggregate purchase price of $2,500,000. The subordinated debt was subsequently redeemed by the company on November 15, 2012. The warrants remain outstanding and are exercisable at any time and expire December 16, 2019. Warrants issued to directors and executive officers have been included in the table.

(3)
For each individual, this percentage is determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options or warrants. For the directors and executive officers as a group, this percentage is determined by assuming that each director and executive officer exercises all options which he or

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  she has the right to acquire within 60 days, but that no other persons exercise any options. The calculations are based on 5,290,452 shares of common stock outstanding on March 31, 2013.

(4)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2013 by Sandler O'Neill Asset Management LLC and certain related entities. Sandler O'Neill Asset Management beneficially owned 450,600 shares of Common Stock as of December 31, 2012, with shared voting power over 450,600 shares and shared dispositive power over 450,600 shares. The address of Sandler O'Neill Asset Management LLC Management LLC is 150 East 52nd Street, 30th Floor, New York, New York 10022.

(5)
Based on information set forth in a Schedule 13G filed with the SEC on February 13, 2013 by Manulife Asset Management (US) LLC and certain related entities. Manulife Asset Management (US) LLC beneficially owned 365,000 shares of Common Stock as of December 31, 2012, with sole voting power over 365,000 shares and sole dispositive power over 365,000 shares. The address of Manulife Asset Management (US) LLC is 101 Huntington Avenue, Boston, Massachusetts 02199.

(6)
Based on information set forth in a Schedule 13G filed with the SEC on February 11, 2013 by the Banc funds Company, LLC and certain related entities. The Banc Funds Company, LLC beneficially owned 306,747 shares of Common Stock as of December 31, 2012, with sole voting power over 306,747 shares and sole dispositive power over 306,747 shares. The address of The Banc Funds Company LLC is 20 North Wacker Drive, Suite 3300, Chicago IL, 60606.

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